__________________________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 27, 2020 (August 26, 2020)
________________________________________________________________________________________________________________________
Evergy, Inc.
(Exact Name of Registrant as Specified in Charter)
__________________________________________________________________________________________

Missouri	001-38515	82-2733395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________________________________________
Evergy Kansas Central, Inc.
(Exact Name of Registrant as Specified in Charter)
 _________________________________________________________________________________________

Kansas	001-03523	48-0290150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

818 South Kansas Avenue
Topeka, Kansas 66612
(Address of Principal Executive Offices, and Zip Code)

(785) 575-6300
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

__________________________________________________________________________________________
Evergy Metro, Inc.
(Exact Name of Registrant as Specified in Charter)
__________________________________________________________________________________________

Missouri	000-51873	44-0308720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Current Report on Form 8-K is provided by the following registrants: Evergy, Inc. (“Evergy”), Evergy Kansas Central, Inc. (“Evergy Kansas Central”) and Evergy Metro, Inc. (“Evergy Metro,” and collectively with Evergy and Evergy Kansas Central, the “Evergy Companies”). Information relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating exclusively to the other registrants.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2020, Terry Bassham, Director, President and Chief Executive Officer of the Evergy Companies informed the Boards of Directors of the Evergy Companies of his decision to retire from his positions with the Evergy Companies. In order to ensure a smooth transition, Mr. Bassham will continue to serve as Director, President and Chief Executive Officer of the Evergy Companies until his successor is appointed. The Evergy Board has formed a special committee to direct the search for Mr. Bassham’s replacement. A copy of a press release announcing these matters is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Evergy, Inc., dated August 27, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Evergy Kansas Central, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Evergy Metro, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Date: August 27, 2020